Exhibit 10.1(b)


         Schedule of Secured Convertible Note (new financing) Issued by
               NCT Group, Inc. to Carole Salkind on August 8, 2005


                                                                     Conversion
        Issue Date           Due Date           Principal              Price
      -------------      --------------      ---------------       -------------
        08/08/05            02/08/06         $  5,000,000             $ 0.01